Mobilepro Corp. and Subsidiaries
                  Introduction to Unaudited Pro Forma Condensed
                        Consolidated Financial Statements


On July 14, 2004, Mobilepro Corp's. ("Mobilepro") subsidiary DFW Acquisition, Inc. ("DFW") entered into a Purchase Agreement with Ticon.Net, Inc. ("Ticon"). Under the purchase agreement, DFW, a wholly owned subsidiary of Mobilepro acquired Ticon for $1,000,000. Upon the completion of the acquisition, Ticon was consolidated with DFW and Mobilepro.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of Ticons' operations included in Mobilepro's consolidated financial statements from the date of acquisition.

The following unaudited pro forma condensed consolidated balance sheet represents the pro forma financial position of Mobilepro and DFW which includes Ticon, Crescent (acquired June 21, 2004) and Clover (acquired subsequent to June 30, 2004 in July 2004) at June 30, 2004 (June 21, 2004 for Crescent).

The unaudited pro forma condensed consolidated statements of operations for the three months ended June 30, 2004 (six months for Ticon and Clover and from January 1, 2004 through June 21, 2004 for Crescent) reflect the combined results of Mobilepro and DFW as if the proposed combination of the companies had occurred at the beginning of 2004. Mobilepro is a fiscal year end of March 31st, and Ticon, Crescent and Clover are a calendar year end of December 31st, therefore for Ticon, Crescent and Clover the annual December 31, 2003 numbers are reflected. The Mobilepro figures at March 31, 2004 and for the year ended March 31, 2004 reflect the other subsidiaries Mobilepro acquired during its fiscal year ended March 31, 2004.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies' respective historical financial statements and notes included thereto.

                        MOBILEPRO CORP. AND SUBSIDIARIES
             UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                   JUNE 30, 2004 (JUNE 21, 2004 FOR CRESCENT)

                                                               MOBILEPRO     CLOVER     CRESCENT     TICON          DFW
                                                             ----------------------------------------------------------------
      ASSETS

CURRENT ASSETS:
     Cash                                                    $  1,871,839   $ 486,282   $     --  $     3,971   $  490,253


     Accounts receivable, net                                     786,636      77,776    192,729       13,649      284,154
     Other current assets                                         301,075      17,861         --        2,854       20,715
                                                             -------------------------------------------------------------

TOTAL CURRENT ASSETS                                            2,959,550     581,919    192,729       20,474      795,122
                                                             -------------------------------------------------------------
Fixed assets, net                                                 618,430     174,375    238,995      299,033      712,403

Other assets                                                        2,837          --         --           --           --
Deferred financing fees, net                                    1,686,667          --         --           --           --
Intangible assets, net                                          4,956,940          --    200,346           --      200,346


                                                             -------------------------------------------------------------
TOTAL ASSETS                                                 $ 10,224,424   $ 756,294   $632,070  $   319,507   $1,707,871
                                                             =============================================================
     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
     Notes payable, current portion                          $    926,772   $      --   $     --  $        --   $       --


     Deferred revenue                                             448,139     214,287    146,099      953,878    1,314,264
     Equity line of credit                                      3,000,000          --         --           --           --
     Accounts payable and accrued expenses                        933,061     225,711         --       88,714      314,425
                                                             -------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                       5,307,972     439,998    146,099    1,042,592    1,628,689
                                                             -------------------------------------------------------------
Note payable, net of current portion                              496,340          --         --           --           --
                                                             -------------------------------------------------------------
TOTAL LIABILITIES                                               5,804,312     439,998    146,099    1,042,592    1,628,689
                                                             -------------------------------------------------------------
STOCKHOLDERS' EQUITY (DEFICIT)
     Preferred stock, $.001, $0 and $.001
     par value, 5,000,000, 0, 0, 0 and 5,000,000
     shares authorized, and 35,425, 0, 0, 0
     and 35,425 shares issued and outstanding                          35          --         --           --           --

     Common stock, $.001, $0 and $.001 par value,
     600,000,000, 500, 0, 9,000 and 600,000,000
     shares authorized, and 255,914,196, 331, 0, 2,222
     and 255,914,196 shares issued and outstanding                255,914      84,000         --       10,000       94,000

     Treasury stock                                                    --      (6,000)        --           --       (6,000)
     Additional paid in capital                                20,758,430          --         --           --           --
     Accumulated earnings (deficit)                           (16,594,267)    238,296    485,971     (733,085)      (8,818)


                                                             -------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                            4,420,112     316,296    485,971     (723,085)      79,182
                                                             -------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)         $ 10,224,424   $ 756,294   $632,070  $   319,507   $1,707,871
                                                             =============================================================
                                                             NOTE    ADJUSTMENTS    PROFORMA
                                                             --------------------------------
      ASSETS

CURRENT ASSETS:
     Cash                                                    (a)   $   (650,000)  $     62,092
                                                             (b)       (900,000)
                                                             (c)       (750,000)
     Accounts receivable, net                                                --      1,070,790
     Other current assets                                                    --        321,790
                                                                   ---------------------------

TOTAL CURRENT ASSETS                                                 (2,300,000)     1,454,672
                                                                   ---------------------------
Fixed assets, net                                                            --      1,330,833

Other assets                                                                 --          2,837
Deferred financing fees, net                                                 --      1,686,667
Intangible assets, net                                       (a)        933,704      8,428,104
                                                             (b)        614,029
                                                             (c)      1,723,085
                                                                   ---------------------------
TOTAL ASSETS                                                       $    970,818   $ 12,903,113
                                                                   ===========================
     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
     Notes payable, current portion                          (a)   $    600,000   $  1,976,772
                                                             (b)        200,000
                                                             (c)        250,000
     Deferred revenue                                                        --      1,762,403
     Equity line of credit                                                   --      3,000,000
     Accounts payable and accrued expenses                                   --      1,247,486
                                                                   ---------------------------
TOTAL CURRENT LIABILITIES                                             1,050,000      7,986,661
                                                                   ---------------------------
Note payable, net of current portion                                         --        496,340
                                                                   ---------------------------
TOTAL LIABILITIES                                                     1,050,000      8,483,001
                                                                   ---------------------------
STOCKHOLDERS' EQUITY (DEFICIT)
     Preferred stock, $.001, $0 and $.001
     par value, 5,000,000, 0, 0, 0 and 5,000,000
     shares authorized, and 35,425, 0, 0, 0
     and 35,425 shares issued and outstanding                                --             35

     Common stock, $.001, $0 and $.001 par value,
     600,000,000, 500, 0, 9,000 and 600,000,000
     shares authorized, and 255,914,196, 331, 0, 2,222
     and 255,914,196 shares issued and outstanding           (a)        (84,000)       255,914
                                                             (c)        (10,000)
     Treasury stock                                          (a)          6,000             --
     Additional paid in capital                                              --     20,758,430
     Accumulated earnings (deficit)                          (a)       (238,296)   (16,594,267)
                                                             (b)       (485,971)
                                                             (c)        733,085
                                                                   ---------------------------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                                    (79,182)     4,420,112
                                                                   ---------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)               $    970,818   $ 12,903,113
                                                                   ===========================

                   See notes to proforma financial statements

                        MOBILEPRO CORP. AND SUBSIDIARIES
       UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
   FOR THE THREE / SIX MONTHS ENDED JUNE 30, 2004 (JUNE 21, 2004 FOR CRESCENT)

                                                                                                               ADJUS-
                                        MOBILEPRO       CLOVER     CRESCENT      TICON         DFW       NOTE  TMENTS   PROFORMA
                                      ----------------------------------------------------------------------------------------------
REVENUES                              $   1,170,164   $ 662,746   $ 847,551   $ 1,038,517   $ 2,548,814        $ --  $   3,718,978

COST OF SALES                               357,939     335,018     680,830       425,106     1,440,954          --      1,798,893
                                      -----------------------------------------------------------------        ---------------------

GROSS PROFIT                                812,225     327,728     166,721       613,411     1,107,860          --      1,920,085
                                      -----------------------------------------------------------------        ---------------------
OPERATING EXPENSES:
     Professional fees and
        compensation                        910,051          --          --            --                        --        910,051
     Rent and property costs                 27,409          --          --            --                        --         27,409
     Advertising and marketing               55,378          --          --            --                        --         55,378
     Research and development                   324          --          --            --                        --            324
     Travel and meals expenses               32,974          --          --            --                        --         32,974
     General and administrative
        expenses                            201,118     303,178     603,022       602,557     1,508,757          --      1,709,875
     Depreciation and amortization          113,277      28,320      54,373        96,440       179,133          --        292,410
                                      -----------------------------------------------------------------        ---------------------
TOTAL OPERATING EXPENSES                  1,340,531     331,498     657,395       698,997     1,687,890          --      3,028,421
                                      -----------------------------------------------------------------        ---------------------
INCOME (LOSS) BEFORE OTHER INCOME
  (LOSS)                                   (528,306)     (3,770)   (490,674)      (85,586)     (580,030)         --     (1,108,336)

OTHER INCOME (LOSS)                        (229,133)      8,255     (20,326)      (41,506)      (53,577)         --       (282,710)
                                      -----------------------------------------------------------------        ---------------------
INCOME (LOSS) BEFORE PROVISION
   FOR INCOME TAXES                        (757,439)      4,485    (511,000)     (127,092)     (633,607)         --     (1,391,046)

PROVISION FOR INCOME TAXES                       --          --          --            --            --   (d)    --             --
                                      -----------------------------------------------------------------        ---------------------

NET INCOME (LOSS)                     $    (757,439)  $   4,485   $(511,000)  $  (127,092)  $  (633,607)       $ --  $  (1,391,046)
                                      =================================================================        =====================

NET LOSS PER SHARE BASIC AND DILUTED  $       (0.00)        N/A         N/A                         N/A              $       (0.01)
                                      =================================================================              ===============
WEIGHTED AVERAGE SHARES OUTSTANDING     232,277,996         N/A         N/A                         N/A                232,277,996
                                      =================================================================              ===============

                        MOBILEPRO CORP. AND SUBSIDIARIES
       UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEAR ENDED MARCH 31, 2004 / DECEMBER 31, 2003

                                                                                                               ADJUS-
                                       MOBILEPRO        CLOVER      CRESCENT       TICON         DFW     NOTE  TMENTS   PROFORMA
                                      ----------------------------------------------------------------------------------------------
REVENUES                              $     311,355   $1,534,049  $ 1,854,289   $ 2,099,265   $ 5,487,603      $ --   $   5,798,958

COST OF SALES                               117,349      588,661    1,359,690       908,377     2,856,728        --       2,974,077
                                      -------------------------------------------------------------------             --------------

GROSS PROFIT                                194,006      945,388      494,599     1,190,888     2,630,875        --       2,824,881
                                      -------------------------------------------------------------------             --------------

OPERATING EXPENSES:
       Professional fees and
          compensation                    1,577,782           --           --            --                      --       1,577,782
       Rent and property costs              105,142           --           --            --                      --         105,142
       Advertising and marketing             36,995           --           --            --                      --          36,995
       Research and development               1,620           --           --            --                      --           1,620
       Travel and meals expenses             48,020           --           --            --                      --          48,020
       General and administrative
          expenses                          186,599      779,752    1,805,626     1,052,164     3,637,542        --       3,824,141
       Depreciation and amortization         21,000       93,684      114,000       214,709       422,393        --         443,393
                                      -------------------------------------------------------------------             --------------
TOTAL OPERATING EXPENSES                  1,977,158      873,436    1,919,626     1,266,873     4,059,935        --       6,037,093
                                      -------------------------------------------------------------------             --------------

INCOME (LOSS) BEFORE OTHER
   INCOME (LOSS)                         (1,783,152)      71,952   (1,425,027)      (75,985)   (1,353,075)       --      (3,136,227)

OTHER INCOME (LOSS)                        (374,692)      23,652      (30,832)      (10,322)      (17,502)       --        (392,194)
                                      -------------------------------------------------------------------             --------------

INCOME (LOSS) BEFORE PROVISION FOR
   INCOME TAXES                          (2,157,844)      95,604   (1,455,859)      (86,307)   (1,370,577)       --      (3,528,421)

PROVISION FOR INCOME TAXES                       --           --           --            --            --  (d)   --              --
                                      -------------------------------------------------------------------             --------------

NET INCOME (LOSS)                     $  (2,157,844)  $   95,604  $(1,455,859)  $   (86,307)  $(1,370,577)     $ --   $  (3,528,421)
                                      ===================================================================      =====================
NET LOSS PER SHARE BASIC AND DILUTED  $       (0.02)         N/A          N/A                         N/A             $       (0.03)
                                      ===================================================================             ==============
WEIGHTED AVERAGE SHARES OUTSTANDING     111,591,658          N/A          N/A                         N/A               111,591,658
                                      ===================================================================             ==============

                        Mobilepro Corp. and Subsidiaries
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed balance sheet at June 30, 2004 (June 21, 2004 for Crescent) and the unaudited pro forma condensed consolidated statements of operations for the three months/six months ended and for the year ended March 31, 2004 / December 31, 2003, to reflect the proposed combination of Mobilepro Corp. and DFW Internet Services, Inc., which includes Ticon, Crescent and Clover.

      (a) To record the purchase for DFW Internet Services, which occurred July 2004 for Clover.
      (b) To record the purchase of assets for DFW Internet Services, which occurred June 21, 2004 for Crescent.
      (c) To record the purchase for DFW Internet Services, which occurred July 2004 for Ticon.
      (d) There is no income tax provision for 2004 due to the carryover of the net operating losses.

Pro forma earnings per share is based on the pro forma weighted average number of shares outstanding as follows:

                                                              Three Months Ended
                                                                 June 30, 2004
Mobilepro's. weighted average shares outstanding ..............   232,277,996
     Before acquisition

 Shares issued in acquisition of DFW Internet Services, Inc. ..             0

   Mobilepro's weighted average shares outstanding
         After acquisition ....................................   232,277,996